STATE STREET RESEARCH TAX-EXEMPT FUND
                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND

                                    series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                           ---------------------------
                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                           To Be Held On April 19, 1996
                           ---------------------------

  A Special Meeting of Shareholders (the "Meeting") of State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund") and State Street Research New York Tax-Free Fund (the "New York Tax-Free Fund"), (collectively the "Funds"), series of State Street Research Tax-Exempt Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2:00 P.M. on April 19, 1996 for the following purposes:

  1. (For both Funds) To elect Trustees of the Trust.

  2. To reclassify the following investment policies from fundamental to nonfundamental policies:

     a. (For both Funds) The policy regarding investments in securities of companies with less than three (3) years' continuous operation; and

     b. (For both Funds) The policy regarding investments in illiquid securities.

  3. (For both Funds) To amend the Funds' fundamental policy regarding investments in commodities and commodity contracts.

  4. (For Tax-Exempt Fund only) To amend the Fund's fundamental policy on lending to permit securities lending.

  5. (For both Funds) To amend the Funds' fundamental policies regarding diversification of investments.

  6. (For both Funds) To amend the Master Trust Agreement to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder approval.

  7. (For both Funds) To amend the Master Trust Agreement to eliminate specified time permitted between the record date and any shareholders meeting.

  8. (For both Funds) To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

  The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

  The close of business on February 21, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

  IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN April 17, 1996. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.

  YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                              By Order of the Trustees
                              FRANCIS J. McNAMARA, III
                              Secretary

February 22, 1996
Date of Notice

                     STATE STREET RESEARCH TAX-EXEMPT FUND
                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND

                                    series of
                     State Street Research Tax-Exempt Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------

  The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark (checkmark) indicates which Fund's shareholders and classes are being solicited to approve which proposal.

                                                                                 New York
                                                         Tax-Exempt Fund,     Tax-Free Fund,
                                                            All Classes        All Classes
                                                            -----------        -----------
Proposal
--------
1. Trustees                                                 (check mark)        (check mark)
2. Fundamental to nonfundamental policies
   a. Companies with less than 3 years'
      operations                                            (check mark)        (check mark)
   b. Illiquid securities                                   (check mark)        (check mark)
3. Commodities                                              (check mark)        (check mark)
4. Securities lending                                       (check mark)
5. Diversification of investments                           (check mark)        (check mark)
6. Amendment of Master Trust Agreement to permit
   Trustees to reorganize, merge or liquidate a fund        (check mark)        (check mark)
7. Amendment of Master Trust Agreement to
   eliminate specified time permitted between
   record date and any shareholders meeting                 (check mark)        (check mark)

  This Proxy Statement is furnished to the shareholders of State Street Research Tax-Exempt Trust, in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees to be used at a Special Meeting of Shareholders (the "Meeting") of the Trust, to be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2:00 P.M., on April 19, 1996, and at any adjournments thereof. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a written notice of revocation or a later-dated Proxy to the Trust at the above address prior to the date of the Meeting.

  Shareholders of record of the Trust at the close of business on February 21, 1996 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement, Proxy and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders on or about February 29, 1996. The Trust is presently comprised of two separate portfolio series:
State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.

  The chart below reflects the total number of shares issued and outstanding for the Funds as of the record date. Each share is entitled to one vote with a proportionate vote for each fractional share.

Fund                Class A     Class B     Class C     Class D        Total
----                -------     -------     -------     -------        -----
Tax-Exempt Fund   30,281,093   6,421,233   2,686,509    505,043     39,893,878
New York
Tax-Free Fund      2,390,084   1,866,104   4,633,261     79,091      8,968,540

  If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions on the Proxy. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

  A majority of the shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting without further notice to permit further solicitation of Proxies provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy.

  For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power) may be treated as shares that are present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Trust in obtaining a quorum; both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of proposals 2 through 7 to be acted upon at the Meeting, but will have no effect on approval of proposal 1 regarding the election of Trustees.

  In addition to solicitation of Proxies by mail, officers of the Trust and officers and employees of State Street Research & Management Company (the "Investment Manager"), affiliates of the Investment Manager, or other representatives of the Trust may also solicit Proxies by telephone or telegraph or in person. The Trust may also retain a proxy solicitation firm to assist in any special, personal solicitation of Proxies. The costs of retaining a firm to perform such special solicitation, which the Trust does not anticipate would exceed $12,000 per Fund, would be borne by the relevant Fund, along with all other usual costs of solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures. The Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

  Upon request by a shareholder of either Fund of the Trust to State Street Research Shareholder Services, One Financial Center, Boston, MA 02111 at 1-800-562-0032, the annual report and most recent semiannual report succeeding the annual report, if any, for the relevant Fund will be furnished without charge to the requesting shareholder.

  The Funds' distributor is State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES
                                (FOR BOTH FUNDS)

  The shareholders of the Trust are being asked to elect the nominees named below to serve as Trustees of the Trust. All shares represented by valid proxies will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees have agreed to serve as Trustees if elected. If for any reason the nominees should not be available for election as contemplated, the proxies hereby solicited may, unless otherwise limited, be voted to elect such substitute nominees, if any, as may be designated by the Board of Trustees, subject to the applicable provisions of the Investment Company Act of 1940 (the "1940 Act"). Information on the nominees and members of the Board is set forth below:

                                                                                      Shares of Funds
                                                                               Deemed Beneficially Owned on
                                                                                     December 31, 1995
                                                                          ---------------------------------------
                                                                           Number of Shares / Class / % of Class
                                      Position           Year First       ---------------------------------------
           Trustees                  with Trust        Became Trustee        Tax-Exempt        New York Tax-Free
           --------                  ----------        --------------        ----------        -----------------
Edward M. Lamont                   Trustee                  1987

Robert A. Lawrence                 Trustee                  1986                26,035
                                                                                Class A(1)
Dean O. Morton                     Trustee                  1986

Thomas L. Phillips                 Trustee                  1992

Toby Rosenblatt                    Trustee                  1993

Michael S. Scott Morton            Trustee                  1987

*Ralph F. Verni                    Trustee,                 1992                 2,639
                                   Chairman                                     Class A(1)
                                   of the Board,
                                   Chief Executive
                                   Officer and
                                   President

Jeptha H. Wade                     Trustee                  1986

Trustees and Officers as a
Group                                                                           28,674
                                                                                Class A(1)

------
  * Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with the Trust's investment manager.

(1) Less than 1%.

  Edward M. Lamont is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York. He is 69. Mr. Lamont's other principal business affiliations include Director of Sun Life Insurance and Annuity Company of New York. Mr. Lamont is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

  Robert A. Lawrence's principal occupation is Partner, Saltonstall & Co., a private investment firm. He is 69. Mr. Lawrence's other principal business affiliations include Director of Metropolitan Series Fund, Inc., State Street Research Portfolios, Inc., New York Times Company and Fifty Associates (a real estate investment trust). Mr. Lawrence is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

  Dean O. Morton is retired and was formerly Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company. He is 63. Mr. Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc., State Street Research Portfolios, Inc., Alza Corp. (a therapeutic systems developer), Raychem Corp. (a materials science company), The Clorox Company (a consumer products company), Tencor Instruments (a scientific instruments company) and Centigram Communications Corporation (a communication equipment company). Mr. Morton is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

  Thomas L. Phillips is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director. He is 71. Mr. Phillips's other principal business affiliations include Director of John Hancock Mutual Life Insurance Company, Knight-Ridder, Inc. and Digital Equipment Corporation. Mr. Phillips is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

  Toby Rosenblatt's principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd. He is 57. Mr. Rosenblatt's other principal business affiliations include Director of Biosource Technologies, Inc., Advanced Polymer Systems, Inc. and Pherin Corporation (proprietary compounds for human health). Mr. Rosenblatt is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

  Michael S. Scott Morton's principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology. He is 58. Dr. Scott Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc., State Street Research Portfolios, Inc. and Sequent Computer Systems, Inc. (a computer manufacturer). Dr. Scott Morton is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

  Ralph F. Verni's principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of the Investment Manager. He is 53. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc.; Director of CML Group, Inc. (consumer specialty company); Chairman and Director of Metric Holdings, Inc. and Metric Realty Corp.; Chairman of the Board of MetLife Securities, Inc.; President, Chief Executive Officer and Director of SSRM Holdings, Inc.; and President and Director of State Street Research Energy, Inc. Mr. Verni is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

  Jeptha H. Wade is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987. He is 71. Mr. Wade's other principal business affiliations include Director of Cleveland-Cliffs, Inc. (a natural resource company). Mr. Wade is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

  A nominee elected as a Trustee will serve as such until any successor is elected and qualified. A Trustee serves until he retires, resigns or is removed as provided in the Declaration of Trust, as amended ("Master Trust Agreement") of the Trust. The Trust is not required to hold regularly scheduled annual meetings for the election of Trustees. (See "No Annual Meetings of Shareholders" below.)

  The following persons are principal officers, but not Trustees, of the Trust:

  Paul J. Clifford, Jr. has served as Vice President of the Trust since 1993. He is 33. His principal occupation is Vice President of the Investment Manager. During the past five years, he has also served as a securities analyst for the Investment Manager.

  John H. Kallis has served as Vice President of the Trust since 1994. He is 55. His principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a portfolio manager for the Investment Manager.

  Francis J. McNamara, III has served as Secretary and General Counsel of the Trust since May, 1995. He is 40. His principal occupation is Senior Vice President, Secretary and General Counsel of the Investment Manager. During the past five years he has also served as Senior Vice President and General Counsel of The Boston Company Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.; Secretary and General Counsel of SSRM Holdings, Inc.; and Director, Clerk and General Counsel of State Street Research Energy, Inc.

  Gerard P. Maus has served as Treasurer of the Trust since 1993. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of the Investment Manager. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.; Treasurer and Director of State Street Research Energy, Inc.; Treasurer and Chief Financial Officer of SSRM Holdings, Inc.; and Director of Metric Holdings, Inc.

  Thomas A. Shively has served as Vice President of the Trust since 1994. He is 41. His principal occupation is Executive Vice President and Director of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

  These officers are deemed to be "interested persons" of the Trust under the 1940 Act inasmuch as they are affiliated with the Investment Manager as noted.

Board Meetings and Committees

  During the fiscal year ended December 31, 1995, the Board of Trustees held a total of five meetings.

  The Audit Committee of the Board of Trustees held two meetings during the fiscal year ended December 31, 1995. The present members of the Audit Committee are Messrs. Morton, Scott Morton and Wade. The duties of this Committee include meeting with representatives of the Trust's independent public accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, this Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

  The Nominating Committee of the Board of Trustees held two meetings during the fiscal year ended December 31, 1995. The present members of the Nominating Committee are Messrs. Morton, Phillips, Scott Morton and Wade. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings and similar matters. The Nominating Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary, State Street Research Tax-Exempt Trust, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

Remuneration of Principal Officers and Trustees

  The executive officers of the Trust and those of its Trustees who are officers of the Investment Manager receive no direct remuneration from the Trust. Such executive officers and Trustees receive remuneration from the Investment Manager. Trustees who are not officers of the Investment Manager are compensated for attendance at each meeting of the Board of Trustees and committees of the Board and reimbursed for reasonable expenses incurred in connection therewith, and are paid an annual retainer.

                                      Aggregate Compensation from                Total Compensation
     Name of Trustee         ----------------------------------------------        from Funds and
       or Nominee             Tax-Exempt Fund       New York Tax-Free Fund        Fund Complex (1)
------------------------------------------------------------------------------------------------------
Edward M. Lamont                   $4,300                   $2,000                    $ 63,510
Robert A. Lawrence                 $4,300                   $2,000                    $ 91,685
Dean O. Morton                     $4,800                   $2,500                    $103,085
Thomas L. Phillips                 $4,100                   $2,000                    $ 67,185
Toby Rosenblatt                    $4,300                   $2,000                    $ 63,510
Michael S. Scott Morton            $5,200                   $2,900                    $109,035
*Ralph F. Verni                    $    0                   $    0                    $      0
Jeptha H. Wade                     $4,500                   $2,400                    $ 76,285

* Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with the Funds' investment manager.

(1) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 26 series. The compensation is for the 12 months ended December 31, 1995. The Funds do not provide any pension or retirement benefits for the Trustees.

Required Vote

  A plurality of the votes properly cast in person or by proxy at the Meeting, provided a quorum is represented, is required for the election of a Trustee.

                                   PROPOSAL 2
                  (FOR BOTH FUNDS) TO RECLASSIFY THE INVESTMENT
                    POLICIES OF THE FUND SET FORTH BELOW FROM
                 FUNDAMENTAL POLICIES TO NONFUNDAMENTAL POLICIES

  The Funds are currently subject to the investment policies set forth below which, among others, the Funds originally designated as "fundamental" policies, i.e. policies only changeable by shareholder vote. The Trustees of the Trust after careful consideration and analysis have concluded that it is not in the best interest of the Funds to continue this designation for these investment policies. A fundamental policy which may only be altered by shareholder vote by its nature inhibits the ability of a fund's management to respond quickly to changing market conditions or revised regulations or policies affecting the industry. The Trustees recognize that certain policies, such as whether a Fund is to be a diversified fund or nondiversified fund, should be changeable only by the investors themselves. On the other hand, the Trustees believe that other policies do not fit within this category in today's rapidly changing investment environment. The Trustees believe that the following investment policies for the reasons given should be characterized as nonfundamental and recommend that the shareholders approve the elimination of the fundamental characteristics of such policies.

  a. (FOR BOTH FUNDS) Policy regarding investments in securities of companies with less than three (3) years' continuous operation.

  It is each Fund's current fundamental policy, with certain exceptions, not to invest in securities of companies which, including predecessors, have a record of less than three (3) years' continuous operation if so doing would cause more than five percent (5%) of a Fund's total assets to be invested in the securities of such company. Specifically, the current policy of the Tax-Exempt Fund states that the Fund may not invest:

  "in a security if the transaction would result in more than 5% of the Fund's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations unless such securities are rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), and except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government."

  The current policy of the New York Tax-Free Fund states that the Fund may not invest:

  "in a security if the transaction would result in more than 5% of the Fund's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Ba or higher by Moody's Investors Service, Inc. ("Moody's"), and except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations."

  At the time the current policy of each Fund was adopted, issuers with less than 3 years' operations were not as prevalent as they are today, and the investment attractiveness of such issues has changed dramatically in light of the importance of new entrepreneurial companies and financial intermediaries in today's economy, the role of emerging growth companies and industrial revenue bonds, and the sophistication of such issuers. A number of new financing arrangements involve newly formed entities which may not have the requisite years of operations, but which are based on sound premises, for example, pass-through entities such as trusts which hold pools of income producing assets. While 80% of each Fund's assets are normally invested in tax-exempt debt obligations, in the case of the Tax-Exempt Fund, or in New York Municipal Obligations, in the case of the New York Tax-Free Fund, the proposed change in policy could provide flexibility in managing the remaining portfolio.

  If the proposal to change this policy from fundamental to nonfundamental is approved, the Trustees intend to adopt a nonfundamental policy on this matter which would broaden the ability of a Fund to invest in securities of companies with less than 3 years of continuous operation. In particular, the new nonfundamental policy would not apply any limit to issuers with less than three years continuous operations if the securities generate income which is exempt from local, state or federal taxes. This provision recognizes that the concern about issuers with less than three years operations is primarily directed at the risks associated with private enterprises in start-up businesses. An issuer with less than three years of operations that generates tax-exempt income as noted, on the other hand, is generally not in the same category, but rather is some newly formed entity that serves an intermediary financing function where there is sufficient governmental involvement to render it in the public interest to make the income generated tax-exempt.

  The proposed nonfundamental policy would be:

  "The Fund may not invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets."

  Each Fund intends to implement and monitor the operation of the new policy and to change it, as appropriate, subject to market, regulatory or other developments. Assuming the proposal is approved, such change could then be accomplished without the delay and expense of soliciting shareholder approval. In the event regulatory policies requiring limits on investments in issuers with less than three years operations become inapplicable in the future, a Fund could eliminate the nonfundamental policy entirely.

  The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of Proposal 2a. If the proposal is not approved by the shareholders, each Fund's present investment policy will remain in effect.

b. (FOR BOTH FUNDS) Policy regarding investments in illiquid securities.

  It is the current fundamental policy for the Tax-Exempt Fund:

  "not to invest more than 10% of its total assets in illiquid securities, including securities restricted as to resale (limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable."

  It is the current fundamental policy of the New York Tax-Free Fund:

  "not to invest more than 10% of its total assets in illiquid securities, which may include, to the extent any are not readily marketable under the circumstances, securities restricted as to resale, repurchase agreements extending for more than seven days, and options not listed and traded on any national securities exchange."

  Open-end investment companies such as a Fund must stand ready to redeem their shares on a continuous basis. Thus, they are limited in the amount of illiquid securities they may hold because illiquid securities may not be easily sold to raise cash necessary to meet redemptions under certain circumstances and because illiquid securities can present valuation problems. Illiquid securities have generally included those set forth in a Fund's current fundamental policy, i.e., securities restricted as to resale, repurchase agreements extending for more than seven days, and other securities not readily marketable. However, the securities markets are evolving, certain securities are being recharacterized and new instruments continue to be developed.

  In 1992, the Securities and Exchange Commission raised the percentage of a fund's net assets that may be held in illiquid securities from 10% to 15%. Illiquid securities are generally regarded as securities which may not be sold or disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued them. The Trustees have concluded that the 15% limitation is appropriate for the Funds. In addition, certain state regulators have likewise liberalized their policies on illiquid or restricted securities. Had a Fund's policies in this area been nonfundamental, corresponding revisions in a Fund's policies to reflect the Securities and Exchange Commission and state changes could have been made by the Trustees alone without delays and costs associated with solicitation of shareholder votes.

  In 1990, the Securities and Exchange Commission adopted a rule, Rule 144A under the Securities Act of 1933, which has resulted in a new form of restricted security which can be traded among qualified institutional buyers. Each Fund is a qualified institutional buyer and the new rule is an important development for the Funds. However, a change in the Funds' current fundamental policies is needed to enhance the Funds' use of Rule 144A securities. The Trustees believe that additional flexibility is needed in dealing with restricted securities and that the policy with respect thereto should consequently be nonfundamental.

  If the proposal to change the character of this policy from fundamental to nonfundamental is approved by the shareholders, the Trustees intend to adopt nonfundamental policies that read as follows:

  "(1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days); and

   (2) not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of
       1933)."

  Although many illiquid securities may also be restricted, and vice-versa, compliance with each of these policies will be computed independently. The percentage limitations would apply as of the time of investment.

  The Funds intend to implement and monitor the operation of the new policy and to change it, as appropriate, subject to market, regulatory or other developments. Assuming the proposal is approved, such change could then be accomplished without shareholder approval. In the event regulatory policies requiring limits on investments in illiquid and/or restricted securities become inapplicable in the future, a Fund could eliminate the nonfundamental policy entirely.

  The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of Proposal 2b. If the proposal is not approved by the shareholders, each Fund's present investment policy will remain in effect.

                                   PROPOSAL 3
                      (FOR BOTH FUNDS) TO AMEND EACH FUND'S
                    FUNDAMENTAL POLICY REGARDING INVESTMENTS
                     IN COMMODITIES AND COMMODITY CONTRACTS

  The fundamental policy regarding investments in commodities and commodity contracts currently reads as follows for the Tax-Exempt Fund. It is the Fund's policy:

  "not to invest in commodities or commodity contracts, except that the Fund may make investments in financial futures and options on financial futures to the extent set forth in its Prospectus and Statement of Additional Information."

  The fundamental policy regarding investments in commodities and commodity contracts currently reads as follows for the New York Tax-Free Fund:

  "not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in futures contracts and options on futures contracts on securities or securities indices shall not be deemed an investment in commodities or commodities contracts."

  In order to clarify this policy as well as provide greater flexibility as regards investment in commodities and commodity contracts, the Trustees propose that the shareholders adopt the following revised fundamental policy, to wit, that it is each Fund's policy:

  "not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts."

  The proposed policy would clarify that certain arrangements and newer kinds of mixed instruments which involve futures are permissible. With changes in interest rates and greater financing pressures being placed on governments, more complex arrangements are being presented for investment consideration. For example, a governmental issuer may find it advantageous to lock-in current interest rates by agreeing to make delayed delivery of securities months or years from now, and a Fund may find the terms of such arrangements favorable as an investment. A turnpike authority which may need funds months or years from now for a contemplated or present project could lock-in current interest rates by agreeing to issue bonds, with a given interest rate, at a designated time in the future, that is, on a delayed delivery or forward basis. A Fund could in turn decide that such an investment is attractive because of its view of future interest rates, the interim earnings to be made on the funds until the future delivery is made, the actual stated interest rate on the bonds, and similar analytical considerations. The proposed policy would make clear that such delayed delivery contracts are permissible investments. Among other clarifications, the proposed policy would also make clear that currencies are not regarded as commodities and that limited investments in physical commodities are allowed, although neither Fund has any present intentions to make such investments.

  The Trustees and the Investment Manager are familiar with the risks inherent in certain of the investments covered by the proposed policy and, if the proposed policy is adopted by the shareholders, they intend to act accordingly in the implementation thereof. No imminent change in current practices is anticipated.

  The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of Proposal 3. If the proposal is not approved by the shareholders, each Fund's present investment policy will remain in effect.

                                  PROPOSAL 4
                   (FOR TAX-EXEMPT FUND ONLY) TO AMEND THE
                   FUND'S FUNDAMENTAL POLICY ON LENDING TO
                          PERMIT SECURITIES LENDING

  It is the current policy for the Tax-Exempt Fund:

  "not to make loans, except that the Fund may purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto) in accordance with applicable investment policies and objectives)."

  Securities lending, when practiced as described below, could be an attractive investment alternative for the Fund from time to time. The Trustees propose that the policy be revised to read as follows. It will be the policy of the Fund:

  "not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto)."

  If the proposed revised policy is adopted by the shareholders, the Fund would be able to lend portfolio securities up to a maximum in value of 33-1/3% of its total assets. Whenever any such loan is made, the Fund will receive collateral in the form of cash or cash equivalents (e.g., U.S. Government obligations) equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in short-term securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time. The Fund will retain most rights of ownership of the loaned securities including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans would be made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

  The Trustees believe that the proposed revised policy is in the best interests of the Fund. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of proposal 4. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.

                                  PROPOSAL 5
          (FOR BOTH FUNDS) TO AMEND THE FUNDS' FUNDAMENTAL POLICIES
                   REGARDING DIVERSIFICATION OF INVESTMENTS

  The fundamental policies of the Funds regarding diversification of investments currently read as follows:

      It is the policy of the Tax-Exempt Fund:

      "(1) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in any one issuer, except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government; and

       (2) not to invest in a security if the transaction would result in the Fund's owning more than 10% of any class of voting securities of an issuer, except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government."

      It is the policy of the New York Tax-Free Fund:

      "(1) not to invest in a security if the transaction would result in, with respect to 75% of its total assets, more than 5% of the Fund's total assets being invested in any one issuer, except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations; and

       (2) not to invest in a security if the transaction would result in the Fund's owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Gov-ernment or to repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations."

  In order to provide greater flexibility in managing the investments of the Funds, as more fully described below, the proposal is to change the above policies to read for both Funds as follows:

  It would be the policy of each Fund:

  "not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund."

  Under the current policies, the Tax-Exempt Fund may not invest more than 5% of its total assets in any one issuer ("5% issuer test") and may not invest in an issuer if the investment would result in the Fund owning more than 10% of the outstanding voting securities of an issuer ("10% voting securities test"); U.S. Government securities are not counted. The significant difference between the current policies and proposed policy is that the 5% issuer test and the 10% voting securities test would only apply to 75% of the Fund's assets, thereby giving the Fund the investment flexibility to exceed the 5% issuer test and 10% voting securities test as to the remaining 25% of the Fund's assets.

  The added flexibility to make an investment resulting in more than 5% of the Tax-Exempt Fund's assets being invested in one issuer would enable the Fund to take advantage of potential investment opportunities where, for example, the particular issuer appears to be very attractive because of the high credit worthiness of the issuer or its unique financial strengths. In addition, where a relatively low supply of other comparable issuers exists, the Fund could be interested in investing more in the limited number of issuers available. In short, circumstances can arise where the best interests of shareholders can be served by exceeding the 5% issuer test.

  The Tax-Exempt Fund has no present plans to change its investment approach if the proposal is adopted. Adoption of the proposal would simply provide helpful flexibility for possible use under the right circumstances in the future.

  The Tax-Exempt Fund and the New York Tax-Free Fund both have a current policy which provides that a Fund may not make an investment which would result in a Fund owning more than 10% of the voting securities of an issuer, except that this 10% voting securities test does not apply to U.S. government securities. The proposed change in policy would make the 10% voting securities test only applicable to 75% of a Fund's assets, thus in effect giving a Fund greater flexibility as to the other 25% of its assets.

  As a Fund increases in size, its portfolio purchases get larger and could from time to time comprise more than 10% of the voting securities of a small issuer. Accordingly, the proposed change would give a Fund flexibility in its investments as it grows. However, neither Fund has any present plan to change its investment approach if the proposal is adopted. Adoption of the proposal would simply provide helpful flexibility for possible use under the right circumstances in the future.

  The Funds intend to implement and monitor the operation of the new policy subject to market, regulatory or other developments.

  The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of Proposal 5. If the proposal is not approved by the shareholders of a given Fund, that Fund's present investment policies will remain in effect.

                                  PROPOSAL 6
           (FOR BOTH FUNDS) TO AMEND THE MASTER TRUST AGREEMENT TO
                 PERMIT THE TRUSTEES TO REORGANIZE, MERGE OR
             LIQUIDATE A FUND WITHOUT PRIOR SHAREHOLDER APPROVAL

  The Trust is organized as a Massachusetts business trust. One of the advantages of operating a mutual fund as a business trust, rather than as a corporation, is the substantial operational flexibility available to the trustees. The trustees of a business trust are permitted to take a variety of actions, without prior shareholder approval, that are beyond common practice for directors of a typical corporation. As a result, the trustees of a business trust are able to react quickly on behalf of shareholders to changes in competitive and regulatory conditions, without incurring the costs of a shareholder meeting.

  The particular actions that may be taken by the Trustees of the Trust without a shareholder meeting are determined by the terms of the Trust's Second Amended and Restated Master Trust Agreement, as amended (the "Master Trust Agreement"), subject to compliance with applicable laws, such as the 1940 Act. Currently, the Master Trust Agreement provides that shareholder approval is required to reorganize, merge or liquidate a Fund except in certain very limited circumstances. Shareholder approval for these actions is not required, however, by the 1940 Act or by the laws of Massachusetts applicable to business trusts.

  The Board of Trustees believes that, in most circumstances, it is not in the best interests of shareholders to require a meeting of shareholders to reorganize, merge or liquidate a Fund. For example, a Fund may have insufficient assets to invest effectively or high expense levels because of operational needs. In such a case, the Trustees may determine that it would be in the best interests of shareholders of the Fund to merge the Fund with another mutual fund that has similar investment objectives or policies, which could have the effect of reducing the per share expenses of each Fund or otherwise benefit shareholders. The process of obtaining shareholder approval for such a transaction, however, may make it difficult to complete the transaction and, in general, will substantially increase the costs of the transaction for shareholders. The Trustees believe that it would be in the best interests of shareholders to permit consummation of such a transaction without incurring the expenses associated with holding a meeting of shareholders. Of course, in all cases shareholders would receive notice prior to completion of the transaction.

  Approval of proposal 6 requires the affirmative vote of a majority of the shares of the Trust voting at the Meeting, provided a quorum is present. If proposal 6 is approved, the last sentence of Article IV, Section 4.2(d) of the Master Trust Agreement would be amended as follows (material to be added is underlined, material to be deleted is in brackets):

  "The liquidation of any particular Sub-Trust or class thereof may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of such Sub-Trust [subject to the approval of a majority of the outstanding voting Shares of that Sub-Trust or class, as defined in the 1940 Act]."

  In addition, Article VII, Section 7.2 of the Master Trust Agreement would be deleted and replaced in its entirety with the following:

  "Section 7.2 Reorganization. The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, sub-trust, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized, with the Trust or Sub-Trust to be the survivor or non-survivor of such consolidation or merger or (2) transfer a substantial portion of its assets to one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, sub-trusts, partnerships, limited liability companies, associations or corporations transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Sub-Trusts, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any Sub-Trust."

  The Board of Trustees unanimously recommends that shareholders vote FOR approval of proposal 6.

                                  PROPOSAL 7
           (FOR BOTH FUNDS) TO AMEND THE MASTER TRUST AGREEMENT TO
                ELIMINATE SPECIFIED TIME PERMITTED BETWEEN THE
                   RECORD DATE AND ANY SHAREHOLDERS MEETING

  The Master Trust Agreement currently provides that the Trustees may fix a date not more than 60 days prior to the date of any meeting of shareholders as the date of record for the determination of shareholders entitled to vote at such meeting. As a result, proxy statements, which are required to be delivered to record date shareholders, may not be mailed to shareholders more than 60 days prior to a meeting. The Board of Trustees believes that it would be in the best interest of the Funds to be able to distribute proxy statements and begin to solicit votes more than 60 days prior to a shareholders meeting.

  Increasingly, shares of mutual funds are held of record by brokerage firms, financial institutions or retirement plan trustees, ("financial intermediaries") with the financial intermediary identifying in its own records the beneficial owner of the shares. Proxy solicitations are distributed first to the financial intermediary which in turn may forward proxy materials to the beneficial owners of shares. The process of distributing proxy materials has become increasingly time consuming and the period of time available to beneficial owners to return proxies has correspondingly decreased. Although the funds have been able to achieve quorums, the need has grown in the industry to use interim reminder mailings and special solicitation efforts, such as telephone calls to large record holders, in order to obtain requisite quorums.

  The Trustees believe that adopting an earlier record date and commencing a shareholder solicitation further in advance of a meeting would in many cases help avoid this result by providing shareholders with additional time in which to consider shareholder proposals. The proposed amendment would grant the Trustees discretion to fix a record date as of a reasonable date prior to any meeting of shareholders, compared with the current provision in the Master Trust Agreement which does not allow for a record date to be fixed more than 60 days prior to a meeting.

  Approval of proposal 7 requires the affirmative vote of a majority of the shares of the Trust voting at the Meeting, provided a quorum is present. If proposal 7 is approved, Article V, Section 5.3 of the Master Trust Agreement would be deleted and replaced in its entirety with the following:

  "Section 5.3 Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a reasonable date and time prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

  The Board of Trustees unanimously recommends that shareholders vote FOR approval of proposal 7.

             VOTES REQUIRED FOR APPROVAL OF PROPOSALS 2 THROUGH 7

Approval of each of proposals 2 (including proposals 2a and 2b) through Proposal 5 requires the affirmative vote of a majority of the outstanding voting securities of the relevant Fund as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting shares means the vote of the lesser of (a) 67% or more of the voting shares present at the meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

Approval of proposals 6 and 7 requires the affirmative vote of a majority of the shares voted at the meeting, provided a quorum is present; that is, more than 50% of the shares voted if the holders of more than 50% of the shares entitled to vote are present or represented by proxy.

                   OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                      NO ANNUAL MEETINGS OF SHAREHOLDERS

There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees in their discretion. In accordance with the 1940 Act, or under the Trust's Master Trust Agreement, as amended, any Trustee may be removed (i) by a written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by a vote of shareholders holding not less than two-thirds of the shares of the Trust then outstanding, cast in person or by proxy at a meeting called for the purpose. Shareholders holding 10% or more of the shares of the Trust then outstanding can require that the Trustees call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding Trust shares, inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or inform them of the cost involved if the Trust forwards material to shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

  WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

February 22, 1996
Date of Proxy Statement

CONTROL NUMBER: 2934-960228(0397)SSR-LD                             TE-404E-296

                     STATE STREET RESEARCH TAX-EXEMPT FUND

                                   a series of

                     State Street Research Tax-Exempt Trust

                                      PROXY

           Special Meeting of Shareholders - April 19, 1996


      The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of State Street Research Tax-Exempt Fund, a portfolio series of State Street Research
Tax-Exempt Trust, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2 p.m. on April 19, 1996, or at any adjournments thereof, on the following items as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

      If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

      The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement dated February 22, 1996. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

-------------------------------------------------------------------------------
                                SEE REVERSE SIDE
-------------------------------------------------------------------------------

1.    Election of Trustees.      [ ]   FOR all nominees listed
                                       below (except as noted in space
                                       provided)

                                 [ ]   WITHHOLD authority to
                                       vote for all nominees
                                       listed

To withhold authority to vote for any individual nominee, write that nominee's name in the following space _____________________

----------------------------------------------------------------.

      Nominees:         Edward M. Lamont, Robert A. Lawrence,
                        Dean O. Morton, Thomas L. Phillips,
                        Toby Rosenblatt, Michael S. Scott Morton,
                        Ralph F. Verni, Jeptha H. Wade

2. To reclassify the following investment policies from fundamental policies to nonfundamental policies:

      a. Policy regarding investments in securities of companies with less than three (3) years' continuous operation; and

              [ ] For           [ ] Against       [ ] Abstain

      b.  Policy regarding investments in illiquid securities.

              [ ] For           [ ] Against       [ ] Abstain

3. To amend each Fund's fundamental policy regarding investments in commodities and commodity contracts.

              [ ] For           [ ] Against       [ ] Abstain

4. To amend the Fund's fundamental policy on lending to permit securities lending.

              [ ] For           [ ] Against       [ ] Abstain

5. To amend each Funds' fundamental policies regarding diversification of investments.

              [ ] For           [ ] Against       [ ] Abstain

6. To amend the Master Trust Agreement to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder approval.

              [ ] For           [ ] Against       [ ] Abstain

7. To amend the Master Trust Agreement to eliminate specified time permitted between the record date and any shareholders meeting.

              [ ] For           [ ] Against       [ ] Abstain

                                      YES            NO

I plan to attend the meeting:         [ ]           [ ]

                              IT IS IMPORTANT THAT THIS PROXY BE
                              SIGNED AND RETURNED IN THE ENCLOSED
                              ENVELOPE.


NOTE: Please date and sign
      exactly as name or
      names appear hereon
      and return in the      Signature: _____________________ Date: ___________
      enclosed envelope,
      which requires no
      postage. When signing  Signature: _____________________ Date: ___________
      as attorney, executor,
      trustee, guardian or
      officer of a
      corporation, please
      give title as such.

                 STATE STREET RESEARCH NEW YORK TAX-FREE FUND

                                   a series of

                     State Street Research Tax-Exempt Trust

                                      PROXY

           Special Meeting of Shareholders - April 19, 1996


      The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of State Street Research New York Tax-Free Fund, a portfolio series of State Street Research Tax-Exempt Trust, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2 p.m. on April 19, 1996, or at any adjournments thereof, on the following items as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

      If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

      The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement dated February 22, 1996. PLEASE INDICATE ANY CHANGE OF ADDRESS ON THE REVERSE SIDE. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

-------------------------------------------------------------------------------
                                SEE REVERSE SIDE
-------------------------------------------------------------------------------

1.    Election of Trustees.     [ ]    FOR all nominees listed
                                       below (except as noted in space
                                       provided)

                                [ ]    WITHHOLD authority to
                                       vote for all nominees
                                       listed

To withhold authority to vote for any individual nominee, write that nominee's name in the following space _____________________

----------------------------------------------------------------.

      Nominees:         Edward M. Lamont, Robert A. Lawrence,
                        Dean O. Morton, Thomas L. Phillips,
                        Toby Rosenblatt, Michael S. Scott Morton,
                        Ralph F. Verni, Jeptha H. Wade

2. To reclassify the following investment policies from fundamental policies to nonfundamental policies:

      a. Policy regarding investments in securities of companies with less than three (3) years' continuous operation; and

              [ ] For           [ ] Against       [ ] Abstain

      b.  Policy regarding investments in illiquid securities.

              [ ] For           [ ] Against       [ ] Abstain

3. To amend each Fund's fundamental policy regarding investments in commodities and commodity contracts.

              [ ] For           [ ] Against       [ ] Abstain

5. To amend each Funds' fundamental policies regarding diversification of investments.

              [ ] For           [ ] Against       [ ] Abstain

6. To amend the Master Trust Agreement to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder approval.

              [ ] For           [ ] Against       [ ] Abstain

7. To amend the Master Trust Agreement to eliminate specified time permitted between the record date and any shareholders meeting.

              [ ] For           [ ] Against       [ ] Abstain

                                      YES            NO

I plan to attend the meeting:         [ ]           [ ]

                              IT IS IMPORTANT THAT THIS PROXY BE
                              SIGNED AND RETURNED IN THE ENCLOSED
                              ENVELOPE.


NOTE: Please date and sign
      exactly as name or
      names appear hereon
      and return in the      Signature: _____________________ Date: ___________
      enclosed envelope,
      which requires no
      postage. When signing  Signature: _____________________ Date: ___________
      as attorney, executor,
      trustee, guardian or
      officer of a
      corporation, please
      give title as such.


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